[NEWCOURT LETTERHEAD]




Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re:  Newcourt Receivables Asset Trust, Series 1996-1
Re:  Newcourt Receivables Asset Trust, Series 1996-2
Re:  Newcourt Receivables Asset Trust, Series 1996-3

1. The Monthly Servicer Certificate for the Collection Period ended July 31, 1998 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2. Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3. No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of August, 1998.

Newcourt Credit Group Inc., as Servicer




By:    /s/ Brian McLean
     --------------------------------
     Brian McLean
     Director, Securitizations

cc:  Issuer Trustee, Chemical Bank Delaware
     Underwriter, First Union Capital Markets Group
     Standard & Poor's

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Accounts



                                                                   Cash     Master Trust                               July 1998
                                    Collection      Reserve     Collateral  Distribution     Series       Series       Series
                                     Account        Account       Account      Account       1996-1       1996-2       1996-3
--------------------------------------------------------------------------------------------------------------------------------

Beginning Account Balances                  0.00  1,850,347.91 1,149,930.04          0.00
Investment Earnings                    40,519,52      7,708.02     4,584.75
Deposit to Collections                      0.00                       0.00
Withdraw in Excess of
  Required Balance                                               (86,203.28)

Collection Account
-------------------

Collections [4.3 a]                14,243,202.54
Add:  Servicer Advances [4.3 b]     1,742,676.43
Add:  Liquidation Proceeds
        from Servicer                       0.00
Less: Collections to reimburse
        Servicer Advances [4.3 c]  (1,677,211.33)

Less: Investment Earnings to
        Newcourt [4.2 e]              (40,519.52)    (7,708.02)   (4,584.75)
-----------------------------------------------------------------------------------------------------------------------------------

Available Amount                  (14,308,667.64)                           14,308,667.64
-----------------

Payments on Payment Date
------------------------

  (A) Unreimbursed Servicer
        Advances [4.3 d i]                    0.00                                     0.00

  (B) Servicing Fee [4.3 d ii]          (92,517.40)                               92,517.40

  (C) Amount owed to Hedging
        Counterparty [4.3 d iii]              0.00                                     0.00

  (D) Series Available Amount to
        each Series of Notes
        [4.3 d iv]                                                            14,216,150.24 4,722,964.41 3,926,735.45 5,566,450.38

    (1) Class A Interest [4.3 d iv A]  (875,308.85)                                           175,880.62   318,284.47   381,143.76

    (2) Class B Interest [4.3 d iv B]   (75,896.96)                                            17,511.75    27,602.66    30,782.54

    (3) Class A Principal
          [4.3 d iv C]              (12,468,289.50)                                         3,422,753.48 3,925,996.26 5,119,539.76

    (4) Deposit Reserve
          Account [4.3 d iv D]                0.00          0.00                                    0.00         0.00         0.00

        Repayment Newcourt
          Advance                             0.00   (131,715.66)

    (5) Class C Interest [4.3 d iv E]   (93,377.93)                                            21,046.67    33,752.85    38,578.41

    (6) Class B Principal [4.3 d iv F] (351,638.50)                                           109,289.14   104,406.06   137,943.30

    (7) Class C Principal [4.3 d iv G] (351,638.50)                                           109,289.14   104,406.06   137,943.30

    (8) Class A Accelerated
          Principal Payment [4.3 d iv H]      0.00                                                  0.00         0.00         0.00

    (9) Class B Accelerated
          Principal Payment [4.3 d iv I]      0.00                                                  0.00         0.00         0.00

   (10) Pay to Hedging Counterparty
          [4.3 d iv J]                        0.00                                                  0.00         0.00         0.00

   (11) Class C Accelerated
          Principal Payment [4.3 d iv K]      0.00                                                  0.00         0.00         0.00

            Subtotal                          0.00

Distributions to Noteholders        (14,308,667.64)                               92,517.40 3,855,770.81 4,514,448.36 5,845,931.07

Ending Balance                                0.00  1,718,632.25 1,063,726.76          0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules

                                                                                                                        July 1998
Prior Month's Series ADCB Reconciliation                                             SERIES 1996-1   SERIES 1996-2   SERIES 1996-3
----------------------------------------                                             -------------   -------------   -------------
   Previous Period Current Month Series ADCB                                         43,397,943.79   75,427,052.99   97,646,976.93
   Less:  Previous Period's Prepayments                                               1,032,025.64    1,717,634.20    2,184,663.98
   Less:  Previous Period's Defaults                                                    192,138.70      335,002.00      420,609.57

   Prior Month Series ADCB (reported this period)                                    42,173,779.45   73,374,416.79   95,041,703.38

Class A Interest Schedule                                                            SERIES 1996-1   SERIES 1996-2   SERIES 1996-3
-------------------------                                                            -------------   -------------   -------------

   Opening Class A Principal Balance                                                 31,083,467.88   55,595,539.95   73,296,877.43
   Class A Interest Rate                                                                     6.79%           6.87%           6.24%
   30/360* Class A Interest Rate                                                             0.57%           0.57%           0.52%
   Current Class A Interest Distribution                                                175,880.62      318,284.47      381,143.76
   Prior Class A Interest Arrearage                                                           0.00            0.00            0.00

   Class A Interest Due                                                                 175,880.62      318,284.47      381,143.76

Class A Principal Schedule                                                           SERIES 1996-1   SERIES 1996-2   SERIES 1996-3
--------------------------                                                           -------------   -------------   -------------

   Opening Class A Principal Balance                                                 31,083,467.88   55,595,539.95   73,296,877.43
   Prior Months Series ADCB                                                          36,664,904.76   64,381,532.62   83,988,353.99
   Current Months Series ADCB                                                        33,932,676.34   61,771,381.10   80,539,771.52
                                                                                     -------------   -------------   -------------
                                              Difference                              2,732,228.42    2,610,151.52    3,448,582.47
                                              Class A Share                                 92.00%          92.00%          92.00%
                                              Scheduled Principal Due                 2,513,650.15    2,401,339.40    3,172,695.87

   Current Prepayments                                                                  760,173.26    1,290,912.76    1,648,071.51
   Current Defaults                                                                     148,930.07      233,744.10      298,772.38

                                              Class A Total Due                       3,422,753.48    3,925,996.26    5,119,539.76

   Prior Class A Arrearage                                                                    0.00            0.00            0.00

   Class A Principal Due                                                              3,422,753.48    3,925,996.26    5,119,539.76

   Class A Principal Distribution                                                     3,422,753.48    3,925,996.26    5,119,539.76

   Current Class A Arrearage                                                                  0.00            0.00            0.00

   Interim Class A Principal Balance after Current Distribution                      27,660,714.40   51,669,543.69   68,177,337.67

   Accelerated Class A Distribution Amount                                                    0.00            0.00            0.00

   Ending Class A Principal Balance after Current Distribution                       27,660,714.40   51,669,543.69   68,177,337.67

Class B Interest Schedule                                                            SERIES 1996-1   SERIES 1996-2   SERIES 1996-3
-------------------------                                                            -------------   -------------   -------------

   Opening Class B Principal Balance                                                  2,790,718.31    4,392,996.27    5,345,738.29
   Class B Interest Rate                                                                     7.53%           7.54%           6.91%
   30/360* Class B Interest Rate                                                             0.63%           0.63%           0.58%
   Current Class B Interest Distribution                                                 17,511.76       27,602.66       30,782.54
   Prior Class B Interest Arrearage                                                           0.00            0.00            0.00

   Class B Interest Due                                                                  17,511.76       27,602.66       30,782.54

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules


                                                                                                    July 1998
Class B Principal Schedule                                        SERIES 1996-1   SERIES 1996-2   SERIES 1996-3
---------------------------                                       -------------   -------------   --------------
  Opening Class B Principal Balance                                2,790,718.31     4,392,996.27    5,345,738.29
  Prior Months Series ADCB                                        36,664,904.76    64,381,532.62   83,988,353.99
  Current Months Series ADCB                                      33,932,676.34    61,771,381.10   80,539,771.52
                                                                  -------------    -------------   -------------
                                       Difference                  2,732,228.42     2,610,151.52   3,448,582.47
                                       Class B Shares                      4.00%            4.00%          4.00%
                                       Scheduled Principal Due       109,289.14       104,406.06     137,943.30

  Current Prepayments                                                      0.00             0.00           0.00
  Current Defaults                                                         0.00             0.00           0.00


                                         Class B Total Due           109,289.14       104,406.06     137,943.30

  Prior Class B Arrearage                                                  0.00             0.00           0.00

  Class B Principal Due                                              109,289.14       104,406.06     137,943.30

  Class B Principal Distribution                                     109,289.14       104,406.06     137,943.30

  Current Class B Arrearage                                                0.00             0.00           0.00

  Interim Class B Principal Balance after Current Distribution     2,681,429.17     4,288,590.21   5,207,794.99

  Accelerated Class B Distribution Amount                                  0.00             0.00           0.00

  Ending Class B Principal Balance after Current Distribution      2,681,429.17     4,288,590.21   5,207,794.99


Class C Interest Schedule
--------------------------
  Opening Class C Principal Balance                                2,790,718.31     4,392,996.27    5,345,738.29

  Class C Interest Rate                                                    9.05%            9.22%           8.66%

  30/360* Class C Interest Rate                                            0.75%            0.77%           0.72%

  Current Class C Interest Distribution                               21,046.67        33,752.85       38,578.41

  Prior Class C Interest Arrearage                                         0.00             0.00           0.00

  Class C Default Rate                                                    10.05%           10.22%          9.66%

  30/360 *Class C Interest Default Rate                                    0.84%            0.85%          0.81%

  Interest on Interest Arrearage                                           0.00             0.00           0.00

  Class C Interest Due                                                21,046.67        33,752.85       38,578.41

  Class C Interest Paid                                               21,046.67        33,752.85       38,578.41

  Class C Interest Arrearage                                               0.00             0.00           0.00

Class C Principal Schedule
---------------------------
  Opening Class C Principal Balance                                2,790,718.31     4,392,996.27    5,345,738.29
  Prior Months Series ADCB                                        36,664,904.76    64,381,532.62   83,988,353.99
  Current Months Series ADCB                                      33,932,676.34    61,771,381.10   80,539,771.52
                                                                  -------------    -------------   -------------
                                       Difference                  2,732,228.42     2,610,151.52   3,448,582.47
                                       Class C Share                       4.00%            4.00%          4.00%
                                       Scheduled Principal Due       109,289.14       104,406.06     137,943.30

  Prior Class C Arrearage                                                  0.00             0.00           0.00

  Class C Principal Due                                              109,289.14       104,406.06     137,943.30

  Class C Principal Distribution                                     109,289.14       104,406.06     137,943.30

  Current Class C Arrearage                                                0.00             0.00           0.00

  Interim Class C Principal Balance after Current Distribution     2,681,429.17     4,288,590.21   5,207,794.99

  Accelerated Class C Distribution Amount                                  0.00             0.00           0.00

  Ending Class C Principal Balance after Current Distribution      2,681,429.17     4,288,590.21   5,207,794.99

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules


                                                                                                                         July 1998

Servicing Fee Schedule
----------------------
   Contract Pool ADCB                                              185,034,791.37
   Servicing Rate                                                           0.60%
   Monthly Servicing Rate                                                   0.05%
   Prior Servicing Fee Arrearage                                             0.00
   Current Servicer Fee                                                 92,517.40
   Servicer Fee Due                                                     92,517.40
   Current Servicing Fee Arrearage                                           0.00

Reserve Account Schedule                                          RESERVE ACCOUNT    SERIES 1996-1   SERIES 1996-2   SERIES 1996-3
----------------------------------------                          ---------------    -------------   -------------   -------------

   Prior Month Balance                                               1,850,347.91
   Series ADCB                                                     171,863,224.88
   Required Balance (Series ADCB * 1.00%)                            1,718,632.25
   Current Period Draw on Reserve                                            0.00
   Required Deposit to Reserve Account                                                        0.00            0.00            0.00
   Actual Deposit to Reserve Account                                                          0.00            0.00            0.00
   Newcourt Advance Released from Reserve Account                     (131,715.66)
   Ending Reserve Account Balance                                    1,718,632.25
                                                                   --------------

Cash Collateral Account Schedule

   Prior Month Balance                                               1,149,930.04
   Required Balance                                                  1,063,726.76
   Withdraw from Cash Collateral Account                               (86,203.28)

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events                   July 1998

Restricting Event Calculations

     (1)  Event of Default under the Servicing Agreement (Yes/No)      no

           (a) ADCB Delinquencies
               3 Month Rolling Avg. ADCB                          185,074,319
               Delinquency Ratio                                        0.74%
               Maximum Delinquency Ratio                                2.00%

           (b) Annualized ADCB Defaulted Contracts Ratio                0.36%
               Maximum Default Ratio                                    1.00%

           (c) Reserve plus APB Subordination                              no

           (d) Restricting Event under any Indenture                       no

Portfolio Performance Tests
                                      1 month prior    2 months prior    3 months prior    4 months prior    5 months prior
                           Current      (yes/no)         (yes/no)          (yes/no)          (yes/no)          (yes/no)
       Event of Default:     no            no               no                no                no                no


                                                                         Monthly           Weighted
Delinquencies                         Delinquencies         ADCB       Delinquency          Average
                                      -------------         ----       -----------         --------
            0
                  2 months prior        1,565,175       198,324,941       0.79%              0.28%
                  1 month prior         1,425,752       185,034,791       0.77%              0.26%
                  Current               1,136,226       171,863,225       0.66%              0.20%
                                                                          -----              -----
                                                                          0.74%              0.74%

                                        Delinquency Ratio                 0.74%
                                        Maximum Delinquency Ratio         2.00%


                                                                        Monthly
Charge-Offs                         Charge-Offs            ADCB         Defaults
                                    -----------            ----         --------
            0
                  5 months prior           49,639       238,171,178       0.02%
                  4 months prior           63,291       223,043,107       0.03%
                  3 months prior           33,945       210,589,900       0.02%
                  2 months prior           90,375       198,324,941       0.05%
                  1 month prior           101,266       185,034,791       0.05%
                  Current                  31,693       171,863,225       0.02%
                                         --------     -------------       -----
                                          370,209     1,227,027,142       0.03%

                  Average ADCB                                      204,504,524
                  Annualized Maximum Charge-Off Ratio:                    1.00%
                                                                    -----------
                  1% of Average ADCB                                  2,045,045
                  Sum of Charge-Offs *2                                 740,418
                  Annualized Charge-Off Ratio:                            0.36%


Series 1996-1 Enhancement Floor
            0
                  Enhancement Floor                                   2,925,889

                  Amounts on deposit in the Reserve Account           1,718,632
                  Series Allocation Percentage                           33.22%
                  ADCB less Aggregate Principal Amount
                   of Class A Notes                                   5,362,859
                                                                      ---------
                                                                      5,933,832

Series 1996-2 Enhancement Floor
            0
                  Enhancement Floor                                   4,152,983

                  Amounts on deposit in the Reserve Account           1,718,632
                  Series Allocation Percentage                           27.62%
                  ADCB less Aggregate Principal Amount
                   of Class A Notes                                   8,577,181
                                                                      ---------
                                                                      9,051,895

Series 1996-3 Enhancement Floor
            0
                  Enhancement Floor                                   4,602,054

                  Amounts on deposit in the Reserve Account           1,718,632
                  Series Allocation Percentage                           39.16%
                  ADCB less Aggregate Principal Amount
                   of Class A Notes                                  10,415,590
                                                                      ---------
                                                                     11,088,535


Newcourt Receivables Asset Trust
Monthly Servicer Certificate-Certificate Schedules


                                                                                  July 1998

CERTIFICATE FACTORS

                                                    Series 1996-1     Series 1996-2    Series 1996-3

                                        CUSIP#        #65118YAA5        #65118YAD9         #65118YAG2
   CLASS A

   Current A Balance                                  27,660,714        51,669,544          68,177,338
   Initial A Balance                                 119,656,814       169,810,862         188,172,873

   Certificate Factor:                               0.231167064       0.304277023         0.362312254
   Principal Factor (per thousand):                 28.604751920      23.119818187        27.206577008
   Interest Factor (per thousand):                   1.469875506       1.874346940         2.025497905

                                        CUSIP#       #65118YAB3        #651184AE7         #65118YAHO

   CLASS B

   Current B Balance                                   2,681,429         4,288,590           5,207,795
   Initial B Balance                                   5,202,470         7,383,081           8,181,429

   Certificate Factor:                               0.515414634       0.580867287         0.636538555
   Principal Factor (per thousand):                 21.007163905      14.141258981        16.860538666
   Interest Factor (per thousand):                   3.366047281       3.738637045         3.762489414

                                        CUSIP#       #65118YAC1        #651184AF4         #65118YAJ6

   CLASS C

   Current C Balance                                   2,681,429         4,288,590           5,207,795
   Initial C Balance                                   5,202,470         7,383,081           8,181,429

   Certificate Factor:                               0.515414634       0.580867287         0.636538555
   Principal Factor (per thousand):                 21.007163905      14.141258981        16.860538666
   Interest Factor (per thousand):                   4.045514919       4.571648362         4.715363294

DELINQUENCIES
                                                                                              Monthly
                                                   Delinquencies          ADCB             Delinquencies
                                                   -------------       -----------         -------------
   Current                                          164,849,396        171,863,225             95.92%
   31-60 Days Past Due                                5,877,603        171,863,225              3.42%
   61-90 Days Past Due                                1,136,226        171,863,225              0.66%